UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	RIGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 15, 2019, Anne-Marie Duliege informed Rigel Pharmaceuticals, Inc. (the “Company”) of her intention to resign from her position as the Company’s Executive Vice President and Chief Medical Officer.  Such resignation is expected to be effective as of August 31, 2019 (the “Separation Date”).  The Company has initiated a replacement search and, as discussed below, Dr. Duliege has agreed to continue in her role as Executive Vice President and Chief Medical Officer through the Separation Date.

(e)

Subject to Dr. Duliege’s continued services through the Separation Date and in exchange for a full general release of claims and continued compliance with her Employee Confidential Information and Inventions Agreement, Dr. Duliege’s resignation will be deemed a Non-COC Qualifying Termination under the terms of the Company’s Executive Severance Plan, a copy of which is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended on March 31, 2018.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to the continuation of Dr. Duliege as an employee of the Company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors. More information about the risks the Company faces is included under the headings “Risk Factors” in the Company’s most recently filed documents with the Securities and Exchange Commission. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2019		RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary